Lane Gorman Trubitt, L.L.P.
Accountants & Advisors

September 27, 2006

Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read Item 4.02 included in Form 8-K, dated September 27, 2006 of Zion Oil & Gas, Inc. and are in agreement with the statements contained therein.

Lane Gorman Trubitt, L.L.P.

Lane Gorman Trubitt, L.L.P.

Members: AICPA, The Leading Edge Alliance, Kreston International
2626 Howell Street ▪ Suite 700 ▪ Dallas, TX 75204-4064 ▪ 214.871.7500 ▪ Fax 214.871.0011 ▪ Toll Free 877.231.7500 ▪ www.lgt-cpa.com